UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

Terns Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39926	98-1448275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 East Hillsdale Blvd. Suite 100
Foster City, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 525-5535

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TERN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 27, 2026, Terns Pharmaceuticals, Inc. (the “Company” or “Terns”) issued a press release announcing that the U.S. Food and Drug Administration (the “FDA”) granted Breakthrough Therapy Designation to TERN-701, a novel, oral allosteric BCR::ABL1 inhibitor, for the treatment of adult patients with chromosome-positive chronic myeloid leukemia (“Ph+CML”) in the chronic phase without the T315I mutation previously treated with two or more tyrosine kinase inhibitors (“TKIs”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 27, 2026, Terns announced that the FDA granted Breakthrough Therapy Designation to TERN-701, a novel, oral allosteric BCR::ABL1 inhibitor, for the treatment of adult patients with Ph+CML in the chronic phase without the T315I mutation previously treated with two or more TKIs.

Breakthrough Therapy Designation (“BTD”) is intended to expedite the development and review of potential new medicines designed to treat serious conditions or address significant unmet medical needs. Based on FDA guidelines, the medicine needs to have shown encouraging preliminary clinical evidence that demonstrates potential for substantial improvement over available medicines.

TERN-701 BTD is based on data from the ongoing Phase 1/2 CARDINAL clinical trial of TERN-701 in patients with chronic myeloid leukemia previously treated with at least one prior TKI and who experienced treatment failure, suboptimal response or treatment intolerance. TERN-701 has shown promising activity, with encouraging rates of major molecular response and deep molecular response observed at week 24. Importantly, this includes responses in patients with high baseline disease burden who previously received multiple lines of therapy, including many who were treated with an allosteric TKI. The majority of treatment-emergent adverse events were reported as low grade with a low incidence of severe adverse events and discontinuations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements about the Company within the meaning of the federal securities laws that involve substantial risks and uncertainties. Forward-looking statements include statements related to or in connection with expectations, timing and potential results of clinical trials and other development activities, including with respect to the CARDINAL trial; the potential indications to be targeted by the Company with its product candidates; the therapeutic potential of the Company’s product candidates; the potential for the mechanisms of action of the Company’s product candidates to be therapeutic targets for their targeted indications; the potential utility and progress of the Company’s product candidates in their targeted indications, including the clinical utility of the data from and the endpoints used in the Company’s clinical trials; the applicability of expected parameters and benchmarks on which to assess clinical trial results; the Company’s clinical development plans and activities, including potential future dosing regimens and trial designs, milestones and results of any interactions with regulatory authorities on its programs; the Company’s expectations regarding the profile and potential beneficial characteristics and therapeutic effects of its product candidates, including with respect to efficacy, tolerability, safety, convenience and pharmacokinetic profile; the potential differentiation of the Company’s product candidates compared to similar, competitive or other products or product candidates; the best-in-disease potential for TERN-701; the Company’s plans for and ability to continue to execute on its current development strategy; the process, timing or potential to establish a strategic partnership or similar arrangement for future development and/or potential commercialization of any of its product candidates; the potential approval and commercialization of the Company’s product candidates; and the Company’s expectations with regard to its cash runway and sufficiency of its cash resources. All statements other than statements of historical facts contained in this Form 8-K, including statements regarding the Company’s strategy, future financial condition, future operations, future trial results, future approvals, future commercial launches, projected costs, prospects, plans, objectives of management and expected industry and market trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “develop,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “positioned,” “potential,” “predict,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. The Company has based these forward-looking statements largely on its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. In light of the significant uncertainties in these forward-looking statements, you should not rely upon forward-looking statements as predictions of future events. These statements are subject to risks and uncertainties that could cause the actual results and the implementation of the Company’s plans to vary materially, including the risks associated with the initiation, cost, timing, progress, results and utility of the Company’s current and future research and development activities and preclinical studies and clinical trials. These risks are not exhaustive. For a detailed discussion of the risk factors that could affect the Company’s actual results, please refer to the risk factors identified in the Company’s reports filed with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended December 31, 2025. New risk factors emerge from time to time and it is not possible for Company management to predict all risk factors, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Terns Pharmaceuticals, Inc. on April 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERNS PHARMACEUTICALS, INC.

Date: April 27, 2026	By:	/s/ Caryn McDowell
Caryn McDowell
Chief Legal Officer and Corporate Secretary